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                                                                   EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-51658 of InforMax, Inc. on Form S-8 of our report dated February 7, 2001, appearing in this Annual Report on Form 10-K of InforMax, Inc. for the year ended December 31, 2000.

/S/ DELOITTE & TOUCHE LLP

McLean, VA
March 28, 2001